SUPPLEMENTAL AGREEMENT I

This Supplemental Agreement I is made on **9th February 2025** (**"Supplemental Agreement I"**)

BETWEEN

INCOMPLETENESS THEOREM SDN BHD (COMPANY NO.: 201501027792 (1153116-M)), a company incorporated under the laws of Malaysia and having its business address at Unit 3.07, Level 3, KL Gateway Mall, No. 2, Jalan Kerinchi, Pantai Dalam, 59200 Kuala Lumpur. ("WORQ");

AND

[ORANGKLOUD TECHNOLOGY SDN. BHD.] (COMPANY NO.: 200601014038(0733789-A)), a company incorporated under the laws of **Malaysia** and having its registered address at**[Unit 5-09, Southview Serviced Apartment, Jalan Kerinchi Kiri 2, Kampung Kerinchi, Kuala Lumpur, Wilayah Persekutuan, 59200, Malaysia.** (hereinafter referred to as the "Member").

*(Each of **Orangkloud Technology Sdn. Bhd.** and WORQ is referred to herein as a "Party" and collectively as the "Parties")*

<u>**WHEREAS:**</u>

A. The Parties have entered into a membership agreement dated **5th August 2025** ("**Membership Agreement**").

B. The Parties have agreed to enter into this Supplemental Agreement I to vary and amend the provisions of the Membership Agreement in the manner and to the extent stated below.

IT IS HEREBY AGREED as follows:-

1. <u>Interpretations</u>

In this Supplemental Agreement I, unless otherwise stated, all defined terms used herein shall have the same meanings ascribed to them in the Membership Agreement.

2. **<u>Amendments to the Schedule 1 of the Membership Agreement</u>**

The Parties hereby agreed that, with effect from **1st March 2026** ("**Effective Date**"), the Item 2, Item 3 and Additional Notes, under Schedule 1 of the Membership Agreement (Package of Membership) shall be amended and replaced with the following:

SCHEDULE 1

(The Parties agree that the terms herein shall constitute an integral part of the Agreement)

Item 2 – Package of Membership

Membership Fee (Monthly)			
Membership		**Pax**	**Price**
Hot Desk		N/A	N/A
Dedicated Desk		N/A	N/A
Private Suite	Private Suite Base Price (with minimum 1 pax)	1 pax	RM3,500
	Additional Pax (RM 200 / pax up to max. pax capacity)	4 pax	RM800
	Flex Desk	N/A	N/A
Total Pax / Total Fee		5 pax	RM4,300

Private Suite Number / Maximum Pax Capacity	Suite 08		6 pax
Term	Start Date: 1st March 2026	End Date: 31st August 2026	Months: 6

Item 3 – Security Deposit

Security Deposit	
Total Security Deposit	RM4,000
	☐ Deposit payment to be made upon signing of the agreement. ☑ Deposit carried forward from the previous contract. Carried Forward Amount: RM4,000 Top Up Amount: N/A
WORQ Bank Details	
Account Name	Incompleteness Theorem Sdn Bhd
Bank Name	Maybank
Account No.	512222628669
Swift Code	MBBEMYKL

Additional Notes and Requirement:
Supplemental Agreement [Renewal] for Orangkloud Technology Sdn. Bhd. for a period of 6 months from 1st March 2026 until 31st August 2026..
Rental quoted for 5 pax in a 6 pax room.
Access card carried forward from previous membership [RM20 x 6] = RM120

3. <u>Miscellaneous</u>

(a) The Parties agree and acknowledge that the Membership Agreement will remain in full force and effect, and from the Effective Date, this Supplemental Agreement I shall be read and construed as an integral part of the Membership Agreement.

(b) In the event of any inconsistency between the provisions of the Membership Agreement and this Supplemental Agreement I, the provisions of this Supplemental Agreement shall prevail to the extent of such inconsistency.

(c) Each Party shall bear its own solicitor's cost in respect of this Supplemental Agreement I. The stamp duty payable in respect of this Supplemental Agreement I and/or other cost incurred in the execution of this Supplemental Agreement I shall be borne and paid by the Member.

(d) The Supplemental Agreement I and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes or claims) are governed by and construed in accordance with the laws of Malaysia.

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Executed as an Agreement:

IN WITNESS WHEREOF this Supplemental Agreement I has been executed by the Parties on the date stated at the beginning.

MEMBER
For and on behalf of
Orangkloud Technology Sdn. Bhd.

Signature:

....

Name: Esther Lung
NRIC/Passport No: [redacted]
Designation: Director

Witnessed by:-

Signature:

....

Name: Stanley Wong
NRIC/Passport No: [redacted]
Designation: Marketing Manager

WORQ
For and on behalf of
INCOMPLETENESS THEOREM SDN BHD

Signature:

Tharsha

....

Name: Tharsha Chandran
NRIC/Passport No: [redacted]
Designation: Senior Outlet Manager

Witnessed by:-

Signature:

Afifah Salim

....

Name: Siti Nur Afifah Binti Che Salim
NRIC/Passport No: [redacted]
Designation: Senior Space Executive